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                               CCB FINANCIAL CORPORATION
                            1993 MANAGEMENT RECOGNITION PLAN
                           FOR GRAHAM SAVINGS BANK, INC., SSB


                CCB Financial Corporation, a North Carolina bank holding company (hereinafter referred to as the "Corporation"), does herein set forth the terms of the 1993 Management Recognition Plan for Graham Savings Bank, Inc., SSB (hereinafter referred to as this "Plan") which was adopted by the Board of Directors (hereinafter referred to as the "Corporate Board") of the Corporation.

                1.   Purpose of this Plan.

                     (a)  The  purpose  of  this   Plan  is  to  provide  to
           directors and certain officers of certain of the Corporation's subsidiary corporations (hereinafter referred to as "Participants" or singularly, "Participant") an ownership interest in the Corporation, in consideration of their contributions to the management of the Corporation or any of its subsidiaries by making awards (hereinafter referred to as "Awards" or singularly, "Award") of shares of common stock, par value $5.00 per share, of the Corporation ("Common Stock"). The Corporate Board believes that participation in the ownership of the Corporation will induce Participants to continue to serve the Corporation or any of its subsidiaries as directors or officers and encourage them to contribute to the future growth and profits of the Corporation and its subsidiaries. In addition, the existence of this Plan will make it possible for the Corporation to attract capable individuals to serve as directors or officers of the Corporation and its subsidiaries.

                     (b) This Plan was adopted in connection with the conversion of Graham Savings Bank, SSB from a North
           Carolina-chartered mutual savings bank to a North Carolina-chartered stock savings bank (hereinafter referred to as the "Bank") and the simultaneous acquisition of the Bank by the Corporation (the "Conversion") which acquired all of the stock of the Bank issued in connection with the Conversion.

                2.   Administration of this Plan.

                     (a) This Plan shall be administered by the Compensation Committee of the Corporate Board (the "Committee"). The Committee shall have full power and authority to construe, interpret and administer this Plan. All actions, decisions, determinations, or interpretations of the Committee shall be final, conclusive, and binding upon all parties.

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                     (b)  The Committee shall decide to whom Awards shall be
           made under this Plan except as provided in Subparagraphs 3(b) and 5(a) hereof, the number of shares of Common Stock subject to each Award except as provided in Subparagraph 5(a) hereof and such additional terms and conditions for Awards as the Committee shall
           deem    appropriate,    including,   without    limitation,   any
           determinations as to the restrictions or conditions on transfer of shares of Common Stock that are necessary or appropriate to satisfy all applicable securities and banking laws, rules, regulations, and listing requirements.

                     (c) The Committee may designate any officers or employees of the Corporation or of any of its subsidiaries to assist in the administration of this Plan. The Committee may authorize such individuals to execute documents on its behalf and may delegate to them such other ministerial and limited discretionary duties as the Committee may see fit.

                3.   Shares of Common Stock Available Under the Plan.

                     (a) In connection with and simultaneously upon the Conversion, the Corporation shall provide funding to the Plan to acquire 41,888 shares of authorized but unissued Common Stock (the "Plan Shares"). The Plan Shares shall be delivered by the Committee pursuant to the terms of this Plan.

                     (b)  Upon acquisition of the Plan Shares as provided in
           Subparagraph (a) above, 41,888 of such shares (the "Allocated Plan Shares") shall be allocated as provided in Paragraph 5 hereof. If shares once allocated to a Participant are forfeited as provided in Paragraph 6 hereof, then such forfeited shares shall be retained by the Committee and they shall again be available for making additional Awards to Participants as provided in Paragraph 2 hereof.

                     (c) The shares referred to in (i) the last sentence of Subparagraph (b) above and (ii) the last sentence of this Subparagraph (c) shall be treated collectively as a pool of shares available (hereinafter referred to as the "Available Shares") for making additional Awards to Participants as provided in Paragraph 2 hereof. With respect to Available Shares, if any such shares once allocated to a Participant are forfeited as provided in Paragraph 6 hereof, then such forfeited shares shall be available again for grants to Participants as provided in Paragraph 2 hereof.

                4. Eligibility. The Participants in this Plan to whom Awards may be made shall be the following: members of the Board of Directors of the Bank ("Subsidiary Board") and such officers of the Bank as may be designated by the Committee. Subsidiary Board shall include the advisory board of directors of the Graham, North Carolina branch office of the Corporation's subsidiary with which the Bank is merged or consolidated.

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           Participants  who are  eligible  to participate  in  the Plan  by virtue of their membership on  the Subsidiary Board are sometimes
           referred  to hereinafter as  "Board Participants."   Participants
           who are eligible to participate in the Plan solely by virtue of their status as an officer of the Bank are sometimes referred to hereinafter as "Officer Participants."

                5.   Award of Allocated Plan Shares; Additional Awards.


                     (a) Subject to the provisions of Paragraph 7 hereof, all of the Allocated Plan Shares shall be awarded to the following Participants in the number indicated opposite their respective names, based upon past service and future service of such individuals as members of the Subsidiary Board or the Advisory Board or as officers of the Bank:

                     Name                     Number of Shares

                     A. C. Motsinger                8,738
                     Sarah G. Johnston              4,941
                     F. C. Hall                     3,211
                     William R. Sizemore            3,211
                     J. Worth Rich                  3,211
                     James R. Guthrie               2,095
                     U. Dean Hall                   3,464
                     Larry W. Sharpe                3,491
                     Michael C. Motsinger           3,491
                     Billie L. May                  3,491
                     Cheryl F. Cook                 1,285
                     Janice Kornegay                  699
                     Patricia Moore                   140
                     Vicki Sharp                      140
                     Judy Hayes                       140
                     Lynwood Brown                    140

                               TOTAL               41,888

                     (b) The Available Shares shall be available for the making of additional Awards to Participants during the remaining term of this Plan, upon such terms and conditions as may be determined by the Committee.

                6.   Vesting of Shares.

                     (a) Shares granted under this Plan shall vest and the right of a Participant to the shares shall be nonforfeitable in accordance with the following schedules:

                          (i)  With respect to the Allocated Plan Shares:

                Date When Such Shares                   Percentage of Such
                    Become Vested                         Shares Vested

                Effective Date of Plan                         20%

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                First Anniversary of Effective Date            20%
                Second Anniversary of Effective Date           20%
                Third Anniversary of Effective Date            20%
                Fourth Anniversary of Effective Date           20%


                         (ii) With respect to the Available Shares which may be made subject to an Award:

                Date When Such Shares                   Percentage of Such
                    Become Vested                         Shares Vested

                Date of Award                                  20%
                First Anniversary of the date of Award         20%
                Second Anniversary of the date of Award        20%
                Third Anniversary of the date of Award         20%
                Fourth Anniversary of the date of Award        20%

                     (b) In determining the number of shares vested under the above vesting schedules, a Participant shall not receive fractional shares. If the product resulting from multiplying the vested percentage times the allocated shares results in a fractional share, then a Participant's vested right shall be to the whole number of shares disregarding any fractional share.

                     (c) In the event any Participant to whom shares are awarded under this Plan terminates membership on the Subsidiary Board or employment with the Corporation or any subsidiary of the Corporation for any reason, other than as provided in Subparagraphs 6(d) and 6(e) below, and such Participant does not have a 100% vested interest in his or her shares under this Plan, then any shares which are not vested, based upon the applicable schedule in Subparagraph (a) above, shall be forfeited and shall be available again for Awards to Participants as may be determined by the Committee.

                     (d) In the event that the membership of a Board Participant on the Subsidiary Board should terminate because of such Board Participant's retirement, disability, or death or failure of the Corporation to elect a Board Participant for service as a member of the Subsidiary Board for other than Cause or if the employment of an Officer Participant should terminate because of such Officer Participant's retirement, disability, death, or unilateral action by the Holding Company for other than Cause, prior to the date when all shares allocated to him or her would be 100% vested in accordance with the applicable schedule in Subparagraph 6(a) above, then, notwithstanding the foregoing schedules in Subparagraph 6(a) above, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. For purposes of this Plan, the term "retirement" shall mean (i) with respect to Participants other than A. C. Motsinger, Sarah G. Johnston, and U. Dean Hall ("Executive Participants") who are employees of the Corporation or of any of its subsidiaries, (A) simultaneously with or subsequent to the


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           termination of his or her employment under conditions which would constitute retirement under any tax qualified retirement plan maintained by the Corporation or by any of its subsidiaries or
           (B) attaining  age 65;  (ii) with  respect to  Participants other
           than  Executive  Participants  who   are  not  employees  of  the
           Corporation or of any of its subsidiaries, at any time after attaining age 65 with the approval of the Committee; (iii) at the election of a Participant other than an Executive Participant, at any time after not less than five (5) years service as a member of the Subsidiary Board or the Board of Directors of Graham Savings Bank, SSB, such service being computed cumulatively for purposes of this clause (iii); or (iv) with respect to Executive
           Participants,   termination   of  such   Executive  Participant's
           employment for any reason after September 30, 1997. For purposes of this Plan, the term "disability" shall (i) with respect to any Participant who is also an employee of the Corporation or of any of its subsidiaries, be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, and (ii) with respect to any other Participant, as may be defined by the Committee from time to time, or as may be determined by the Committee at any time with respect to any
           individual Participant.   For  purposes of  this  Plan, the  term
           "Cause" shall refer to (i) the commission of an act of fraud, embezzlement, theft or proven dishonesty, or any other illegal act or practice (whether or not resulting in criminal prosecution or conviction but excepting minor traffic and similar violations in the nature of a misdemeanor); or (ii) the willful engaging in misconduct which is deemed by the Corporation, in good faith, to
           be   materially  injurious  to  the  Corporation,  monetarily  or otherwise; or (iii) the conviction of a felony; or (iv) the willful and continued failure or habitual neglect to attend meetings of the Subsidiary Board (other than any failure or neglect caused by or resulting from disability); provided, however, that no act or failure to act shall be deemed to be "willful" unless done or omitted to be done not in good faith and without reasonable belief that such action or omission was in the best interest of the Corporation.

                     (e) In the event of a "change in control" of the Corporation, then, notwithstanding the foregoing schedules in Subparagraph 6(a) above, all shares awarded to Participants shall immediately become fully vested. Written notice that a change in control has occurred shall be given by the Committee to each Participant. When used herein, the phrase "change in control" refers to (i) the acquisition by any person, group of persons or entity of the beneficial ownership or power to vote more than twenty (20%) percent of the Corporation's outstanding stock or
           (ii) during any period of two (2) consecutive years, a change in the majority of the Corporate Board, unless the election of each new Director was approved by at least two-thirds of the Directors then still in office who were Directors at the beginning of the two (2) year period.

                7.   Action Required of Participants.

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                     (a)  Each  Participant  receiving  an  Award  of shares
           under this Plan shall represent to and agree with the Corporation that such shares shall be transferable only if the proposed transfer shall be permissible under this Plan and if, in the opinion of counsel for the Corporation, such transfer shall at such time be in compliance with all applicable federal and state securities and banking laws and regulations.

                     (b) Each Participant receiving an Award of shares under this Plan shall deliver to the Corporation a Restricted Stock Agreement, substantially in the form attached hereto as Exhibit A, which shall be signed by such Participant.

                8.   Restriction.

                     (a) Shares subject to an Award made under this Plan shall forthwith, after the making of the representations required by Paragraph 7 hereof, be allocated in the name of the Participant. Such Participant shall thereupon be a shareholder with respect to all such shares and shall have all the rights of a shareholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions (subject to the provisions of Subparagraph 8(b) below) paid with respect to such shares; provided, however, that such shares shall be subject to the restrictions hereinafter described and to possible forfeiture as previously described in Paragraph 6 hereof. The transfer agent for Common Stock shall be instructed to that effect with respect to such shares.

                     (b) In the event that, as the result of a stock split or stock dividend or combination of shares or any other change or exchange for other securities by reclassification, reorganization, merger, consolidation, recapitalization, or otherwise, a Participant shall, as the owner of the shares subject to an Award made under this Plan and subject to the restrictions hereunder, be entitled to new or additional or different shares of Common Stock or other securities, all provisions of this Plan relating to vesting, restrictions and lapse of restrictions herein set forth shall thereupon be applicable to such new or additional or different shares or other securities to the extent applicable to the shares with respect to which they were distributed; provided, however, that if a Participant should receive rights, warrants or fractional interests in respect of any of such shares, such rights or warrants may be held, exercised, sold or otherwise disposed of, and such fractional interests may be settled, by such Participant free and clear of the restrictions herein set forth.

                     (c) The restriction to which shares subject to an Award made under this Plan shall be subject is that if the directorship or employment of a Participant should be terminated for any reason during the "restricted period" (as defined in Subparagraph 10(b) hereof), except as otherwise specifically

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           provided in Paragraph 6 hereof, the Participant's interest in the shares allocated under this Plan shall be forfeited as provided in the applicable schedule in Subparagraph 6(a) hereof.

                     (d) The restrictions imposed on shares allocated under this Plan may at any time be modified, reduced, relaxed, or eliminated altogether as the Committee shall from time to time determine, if, in its discretion, the Committee considers such action to be in furtherance of the purposes of this Plan. Notice of any change in restrictions shall be given to Participants and the Corporation's transfer agent.



                9. Effect of Award on Status of Participant. The fact that an Award is made to a Participant under this Plan shall not confer on such Participant any right to continued service on the Board or on the Board of Directors of any of the subsidiaries of the Corporation, nor any right to continued employment with the Corporation or any of the subsidiaries of the Corporation; nor shall it limit the right of the Corporation or of any of the directors of the subsidiaries of the Corporation to remove such Participant from their respective boards, or to terminate the Participant's employment at any time.

               10. Voting Rights; Dividends; Other Distributions. A Participant shall have the full power to vote all of the shares in the Participant's name from time to time and shall be entitled to receive all cash dividends declared upon any such shares in the Participant's name from time to time. All shares of Common Stock or other securities, including but not limited to stock dividends, allocated in respect of such shares or in substitution thereof, whether by the Corporation or by another issuer, shall be subject to all terms and conditions of this Plan and shall be redelivered to a Participant or delivered as instructed by the Committee under the same circumstances as the shares with respect to, or in substitution for, which they were allocated; provided, however, that if a Participant should receive rights, warrants or fractional interests in respect of any of the shares in the Participant's name, such rights or warrants may be held, exercised, sold or otherwise disposed of, and such fractional interests may be settled, by such Participant free and clear of the restrictions herein set forth.

               11. Adjustment Upon Changes in Capitalization; Dissolution or Liquidation.

                     (a) In the event of a change in the number of shares of Common Stock outstanding by reason of a reclassification, recapitalization, reorganization, merger, or consolidation, or other similar capital adjustment, merger or consolidation of the Corporation, or the sale by the Corporation of all or a substantial portion of its assets, or the occurrence of any other event which could affect the implementation of this Plan and the realization of its objectives, the Committee may make such

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           adjustments  in the  terms, conditions,  or restrictions  of this
           Plan and in any Restricted Stock Agreement then in effect, as the Committee shall deem equitable and just.

                     (b) The making of an Award under this Plan shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or to issue bonds, debentures, preferred or other preference stock ahead of or affecting Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of the Corporation's assets or business.


               12.   Non-Transferability.

                     (a) Any shares subject to an Award made under this Plan shall not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the "restricted period". Nothing herein shall preclude a Participant from making a gift of any such shares to a spouse, child, stepchild, grandchild, parent or sibling, or legal dependent of such Participant, or to a trust of which the beneficiary or beneficiaries of the trust shall be either a person designated herein or such Participant; provided, however, that any such shares so given by a Participant shall remain subject to the restrictions, obligations and conditions set forth in this Plan. In addition, such shares may be tendered in response to a tender offer for or a request or invitation to tenders of greater than fifty (50%) percent of the outstanding Common Stock and may be surrendered in a merger, consolidation or share exchange involving the Corporation; provided, however, in each case, that except as otherwise provided herein, the securities or other consideration received in exchange therefor shall thereafter be subject to the restrictions and conditions set forth in this Plan.

                     (b)  The  term  "restricted  period"  with  respect  to
           shares subject to an Award made under this Plan shall be the period commencing on the date of making such Award of such shares to a Participant and ending on the date on which such shares are no longer registered under the Securities Act of 1933 or no longer subject to forfeiture as provided in Paragraph 6(a) hereof. The date of making an Award with respect to the Initial Plan Shares shall be the date of Conversion. The date of making an Award with respect to Available Shares shall be the date of execution by a Participant of a Restricted Stock Agreement in the form referred to in Subparagraph 7(b) hereof.

               13.   Tax.

                     (a)  With  respect  to  each Award  of  Allocated  Plan
           Shares,  the  Corporation  shall  make a  cash  payment  to  each

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           Participant in an amount reasonably calculated to approximate the
           Participant's federal and state tax liability associated with such Award, but in no case shall this amount exceed 36% of the dollar value of the Award vesting in each tax year.

                     (b) The Corporation or any of its subsidiaries shall have the right to deduct or otherwise effect a withholding of any amount required by federal or state laws to be withheld with respect to the making of an Award or the sale of shares acquired under this Plan in order for the Corporation or any of its subsidiaries to obtain a tax deduction otherwise available as a consequence of such Award or sale, as the case may be.

               14. Exculpation and Indemnification. In connection with this Plan, no member of the Committee shall be personally liable for any act or omission to act in his or her capacity as a member of the Committee, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, gross negligence, willful misconduct, or criminal acts. To the extent permitted by applicable law and regulation, the Corporation shall indemnify and hold harmless the members of the Committee and each other officer or employee of the Corporation or of any of its subsidiaries to whom any duty or power relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Committee) and any costs or expenses (including counsel fees) incurred by such persons arising out of or as a result of, any act or omission to act in connection with the performance of such person's duties, responsibilities, and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons.

               15. Amendment and Modification of this Plan. The Corporate Board may at any time, and from time to time, amend or modify this Plan (including the form of Restricted Stock Agreement) in any respect; provided, however, that no amendment or modification shall be made that increases the total number of Allocated Plan Shares covered by this Plan, changes the list of Participants or the number of Allocated Plan Shares allocated to each, or effects any change in the category of persons who may receive Awards of shares under this Plan. Any amendment or modification of this Plan shall not in any manner affect any Award of shares theretofore made to a Participant under this Plan without the consent of such Participant or the transferee in the event of the death of such Participant.

               16. Termination and Expiration of this Plan. This Plan may be abandoned, suspended, or terminated, in whole or in part, at any time by the Corporate Board; provided, however, that abandonment, suspension, or termination of this Plan shall not

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           affect  any Awards  theretofore  made under  this  Plan.   Unless
           sooner terminated, this Plan shall terminate at the close of business on the day that is the tenth (10th) anniversary of the Conversion, or the next business day thereafter; and no Award of
           shares  may  be   made  under  this  Plan  thereafter   but  such
           termination shall not effect any Award of shares theretofore made. In the event that the Board terminates this Plan in whole, any Available Shares that had not been allocated to eligible Participants together with any other trust assets, shall revert to the Corporation.

               17.   Effective  Date.   This  Plan has  been adopted  by the
           Corporate Board to be effective as of the date of the Conversion.

               18.   Captions and Headings; Gender and Number.  Captions and
           paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or in construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, the singular number, the plural, and vice versa, whenever such meanings are appropriate.

               19. Expenses of Administration of Plan. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or by one of its subsidiaries.

               20. Governing Law. Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

                21. Inspection of Plan. A copy of this Plan, and any amendments thereto, shall be maintained by the Secretary of the Corporation and shall be shown to any proper person making inquiry about it.

           STATE OF NORTH CAROLINA
           COUNTY OF DURHAM


                                                  RESTRICTED STOCK AGREEMENT


                THIS RESTRICTED STOCK AGREEMENT (the "Agreement") is made and entered into as of the 1st day of October, 1993 (hereinafter referred to as the "Effective Date"), by and between CCB FINANCIAL CORPORATION (hereinafter referred to as the "Corporation"), a North Carolina corporation, and __________________ (hereinafter referred to as "Participant").

                WHEREAS, in connection with the conversion of Graham Savings Bank, SSB from a North Carolina-chartered mutual savings bank (hereinafter referred to as the "Bank") to a North Carolina-chartered stock savings bank and the simultaneous acquisition of the Bank by the Corporation (hereinafter referred to as the "Conversion"), the 1993 Management Recognition Plan for Graham Savings Bank, Inc., SSB (hereinafter referred to as the "Plan") was adopted by the Board of Directors of the Corporation (hereinafter referred to as the "Corporate Board"); and

                WHEREAS, the Compensation Committee of the Corporate Board (hereinafter referred to as the "Committee") has determined that it is desirable and in the best interest of the Corporation to make an award (the "Award") of certain shares of the common stock, par value $5.00 per share (hereinafter referred to as the "Common Stock"), of the Corporation, under the Plan to the Participant, subject to certain restrictions as specified below, in recognition of his or her outstanding service to the Corporation or of one or more of its subsidiaries.

                NOW, THEREFORE, the Corporation and the Participant agree as follows:

                1. Date of Award. The date of making the Award under this Agreement is the 1st day of October, 1993.

                2. Receipt by Participant. The Participant acknowledges receipt from the Corporation of ______________ (_______) shares of Common Stock and notice of the allocation of _________ (___________) shares of Common Stock under the terms of the Plan (the "Restricted Stock").

                3.   Transfer Restrictions.

                     (a) Securities and Banking Law Restrictions. The Participant agrees with the Corporation that the Restricted Stock shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which Common Stock is then listed, and any other applicable federal or state securities or banking laws, rules, or regulations.

                     (b) Other Transfer Restrictions. The Participant agrees with the Corporation that each certificate representing any of the Restricted Stock shall be subject to such stop-transfer orders and other restrictions as the Committee shall deem advisable to insure compliance with the terms of this Agreement.

                4.   Vesting and Delivery of Restricted Stock.

                     (a) Periodic Vesting. Subject to subparagraphs 4(b), 4(c), and 4(d) below, Restricted Stock shall vest and become nonforfeitable in accordance with the following schedules, as applicable:

                          (i) With respect to any shares of Restricted Stock which are Allocated Plan Shares as defined in the Plan:



            On the date of Conversion:                     20% vested

            On the first anniversary of the date of
            Conversion:                                    20% vested


            On the second anniversary of the date of
            Conversion:                                    20% vested


            On the third anniversary of the date of        20% vested
            Conversion:

            On the fourth anniversary of the               20% vested
            date of Conversion:

                         (ii) With respect to any shares of Restricted Stock which were Available Shares as defined in the Plan:



            On the Date of Award:                          20% vested

            On the first anniversary of the date of
            Award:                                         20% vested


            On the second anniversary of the date of
            Award:                                         20% vested


            On the third anniversary of the date of        20% vested
            Award:

            On the fourth anniversary of the date of       20% vested
            Award:


                     (b)  Accelerated     Vesting.           Notwithstanding
           paragraph (a) above, all Restricted Stock previously not vested and subject to forfeiture shall vest and the right of the Participant to such shares of the Restricted Stock shall become nonforfeitable upon the occurrence of any of the following:

                          (i)  Retirement  of Participant.   The termination
                     of the Participant's membership on the Subsidiary Board (as defined in the Plan) or of the Participant's employment by the Corporation by reason of retirement. For purposes of this Plan, the term "retirement" shall mean (i) with respect to Participants who are employees of the Corporation or of any of its subsidiaries,
                     (A) simultaneously with or subsequent to the termination of the Participant's employment under conditions which constitute retirement under any tax qualified retirement plan maintained by the Corporation or by any of its subsidiaries or (B) attaining age 65;
                     (ii) with respect to Participants who are not employees of the Corporation or of any of its subsidiaries, at any time after attaining age 65 with the approval of the Committee; or (iii) at the election of the Participant, at any time after not less than five (5) years service as a member of a Subsidiary Board or the Board of Directors of Graham Savings Bank, SSB with such service computed cumulatively for purposes of this clause (iii).

                         (ii) Disability of Participant. The termination of the Participant's membership on the Subsidiary Board or of the Participant's employment by the Corporation by reason of disability. For purposes of this Plan, the term "disability" shall (i) if the Participant is also an employee of the Corporation or of any of its subsidiaries, be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, and (ii) if the Participant is not such an employee, as may be defined by the Committee from time to time, or as may be determined by the Committee at any time with respect to the Participant.

                        (iii)  Death  of  Participant.    The  Participant's
                     death.

                         (iv) Change in Control. Notice of a "change in control" of the Corporation being given by the Committee. For the purpose of this Agreement, a "change in control" of the Corporation means (i) the acquisition by any person, group of persons or entity of the beneficial ownership or power to vote more than twenty (20%) percent of the outstanding Common Stock or
                     (ii) during any period of two (2) consecutive years, a change in the majority of the Corporate Board, unless the election of each new director was approved by at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the two (2) year period.

                          (v) Reappointment to Board. The termination of the Participant's membership on the Subsidiary Board by reason of the failure to be reappointed for other than Cause (as defined in the Plan).

                     (c) Delivery of Restricted Stock to the Participant. Within thirty (30) days after (i) a date on which shares of Restricted Stock have become vested as provided in subparagraphs (a) and (b) above, all of such shares that have become nonforfeitable in accordance with this paragraph 4 shall be delivered to the Participant or Participant's designee,
           (ii) receipt of written notification of Participant's retirement, disability, or death together with such other documentation as the Committee shall reasonably require, or (iii) a change in control of the Corporation, the Committee shall deliver to the Participant, the Participant's designee, or such other person as shall have been designated as Participant's beneficiary in accordance with this Agreement, as applicable, certificates representing the shares of Restricted Stock which have become vested and nonforfeitable, as the Committee shall determine, free from any restrictions imposed by this Agreement other than such restrictions and conditions as may be deemed necessary by the Committee to assure compliance with all applicable securities or banking laws, rules, regulations, and listing requirements as set forth in subparagraph 3(b) above.

                     (d) Delivery of Forfeited Restricted Stock. If the Participant's membership on the Subsidiary Board or employment with the Corporation terminates for any reason other than one of those provided in subparagraph 4(b) above, before all of the shares of Restricted Stock are vested in accordance with subparagraphs 4(a) and 4(b) above, all such shares then subject to forfeiture shall be deemed forfeited by the Participant.

                5.   Voting Rights;  Dividends;  Other Distributions.    The
           Participant shall have the full power to vote all of the Restricted Stock in the Participant's name from time to time and shall be entitled to receive all cash dividends declared upon any of the Restricted Stock in the Participant's name from time to time. All shares of Common Stock or other securities, including but not limited to stock dividends, allocated in respect of the Restricted Stock or in substitution thereof, whether by the Corporation or by another issuer shall be subject to all terms and conditions of this Agreement and shall be redelivered to the Participant or allocated as instructed by the Committee under the same circumstances as the Restricted Stock with respect to, or in substitution for, which they were allocated; provided, however, that if the Participant should receive rights, warrants, or fractional interests in respect of any of the Restricted Stock in the Participant's name, such rights or warrants may be held, exercised, sold, or otherwise disposed of, and such fractional interests may be settled, by the Participant free and clear of the restrictions herein set forth.

                6. Designation of Beneficiary. The Participant may file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the Restricted Stock, if any, distributable to the Participant upon the Participant's death. The Participant may, from time to time, revoke or change the Participant's beneficiary designation without the consent of any prior beneficiary, if any, by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.

                     If no such beneficiary designation is in effect at the time of the Participant's death, or if no designated beneficiary survives the Participant, or if such designation conflicts with law, the Participant's estate shall be deemed to have been designated the Participant's beneficiary and shall receive the Restricted Stock, if any, distributable to the Participant upon the Participant's death. If the Committee is in doubt as to the right of any person to receive such distribution, the Committee may retain the Restricted Stock, without liability for any interest in respect thereof, until the rights thereto are determined, or the Committee may direct the transfer of such Restricted Stock into any court of appropriate jurisdiction and such transfer shall be deemed a complete discharge of the obligations of the Corporation hereunder.

                7. Effect of Award on Status of Participant. The fact that an Award has been made to the Participant under this Plan shall not confer on the Participant any right to continued service on the Board or on the Board of Directors of any subsidiary of the Corporation, nor to continued employment with the Corporation; nor shall it limit the right of the Corporation or of any of its subsidiaries to remove the Participant from their respective boards, or to terminate the Participant's employment at any time.

                8. Adjustment Upon Changes in Capitalization; Dissolution or Liquidation.

                     (a) In the event of a change in the number of shares of Common Stock outstanding by reason of a reclassification, recapitalization, reorganization, merger, or consolidation, or other similar capital adjustment, merger or consolidation of the Corporation, or the sale by the Corporation of all or a substantial portion of its assets, or the occurrence of any other event which could affect the implementation of this Plan and the realization of its objectives, the Committee may make such adjustments in the terms, conditions, or restrictions of this Agreement as the Committee shall deem equitable and just.

                     (b) The making of the Award under this Agreement does not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or to issue bonds, debentures, preferred or other preference stock ahead of or affecting Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of the Corporation's assets or business.

                9. Non-Transferability. The Restricted Stock may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of by the Participant until transferred to the Participant in accordance with the terms of this Agreement. Nothing herein shall preclude the Participant from making a gift of any Restricted Stock to a spouse, child, stepchild, grandchild, parent, sibling, or legal dependent of the
           Participant, or to a trust of which the beneficiary or beneficiaries of the trust shall be either a person designated herein or the Participant, provided, however, that any Restricted Stock so given shall remain subject to the restrictions, obligations, and conditions set forth in this Agreement. In addition, the Restricted Stock may be tendered in response to a tender offer for or a request or invitation to tenders of greater than fifty percent (50%) of the common stock of the Corporation and may be surrendered in a merger, consolidation, or share exchange involving the Corporation; provided, however, in each case, that except as otherwise provided in paragraph 5 above, the security or other consideration received in exchange therefor shall thereafter be subject to the restrictions and conditions set forth in this Agreement.

                10.  Tax.

                     (a) With respect to the Allocated Plan Shares, the Corporation shall make a cash payment to the Participant in an amount reasonably calculated to approximate the Participant's federal and state tax liability associated with the Award of Allocated Plan Shares provided that this amount shall not exceed 36% of the dollar value of the Award vesting in each tax year.

                     (b) All Restricted Stock distributed pursuant to this Agreement, and any amounts distributed with respect thereto prior to distribution of such Restricted Stock by the Committee, shall be subject to applicable federal, state, and local withholding for taxes. The Participant expressly acknowledges and agrees to such withholding without regard to whether the Restricted Stock may then be sold or otherwise transferred by the Participant.

                11. Notices. Any notices or other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered personally or when deposited in the United States mail as Certified Mail, return receipt requested, properly addressed and postage prepaid, if to the Corporation at its principal office at 111 Corcoran Street, Durham, North Carolina 27701; and, if to the Participant, at the Participant's last address appearing on the books of the Corporation or of any of its subsidiaries. The Corporation or any of its subsidiaries and the Participant may change their address or addresses by giving written notice of such change as provided herein. Any notice or other communication hereunder shall be deemed to have been given on the date actually delivered or as of the third (3rd) business day following the date mailed, as the case may be.

                12. Construction Controlled by Plan. This Agreement shall be construed so as to be consistent with the Plan; and the provisions of the Plan shall be deemed to be controlling in the event that any provision hereof should appear to be inconsistent therewith. The Participant hereby acknowledges receipt of a copy of the Plan from the Corporation.

                13. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid and enforceable under applicable law, but if any provision of this Agreement is determined to be unenforceable, invalid or illegal, the validity of any other provision or part thereof, shall not be affected thereby and this Agreement shall continue to be binding on the parties hereto as if such unenforceable, invalid or illegal provision or part thereof had not been included herein.

                14. Modification of Agreement; Waiver. This Agreement may be modified, amended, suspended, or terminated, and any terms, representations or conditions may be waived, but only by a written instrument signed by each of the parties hereto. No waiver hereunder shall constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision hereof.

                15.  Captions and Headings; Gender and Number.  Captions and
           paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or in construction of this Agreement. As used herein, the masculine gender shall include the feminine and neuter, the singular number the plural, and vice versa, whenever such meanings are appropriate.

                16. Governing Law; Venue and Jurisdiction. Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Agreement. The parties hereto agree that any suit or action relating to this Agreement shall be instituted and prosecuted in the courts of the County of Durham, State of North Carolina, and each party hereby does waive any right or defense relating to such jurisdiction and venue.

                17. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Corporation, and its successors and assigns, and shall be binding upon and inure to the benefit of the Participant, and the Participant's heirs, legatees, personal representatives, executors, and administrators.

                18. Entire Agreement. This Agreement constitutes and embodies the entire understanding and agreement of the parties hereto and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

                19. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.



                IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed in its corporate name by its President, or one of its Vice Presidents, and attested by its Secretary or one of its Assistant Secretaries, and its corporate seal to be hereto affixed, all by authority of the Corporate Board first duly given; and the individual parties hereto have hereunto set his or her hand and adopted as his or her seal the typewritten word "SEAL" appearing beside his or her name, all done this the day and year first above written.

                                    CCB FINANCIAL CORPORATION


                                    By:  ____________________________
                                         Ernest C. Roessler
                                         President
           ATTEST:


           ___________________________
           ___________________________
           Assistant Secretary

           [Corporate Seal]



                                    PARTICIPANT


           ___________________________________(SEAL)
                                    ___________________________________